Exhibit 21.1

American Homes 4 Rent is the General Partner of American Homes 4 Rent, L.P.

Below is a list of the wholly-owned subsidiaries of American Homes 4 Rent, L.P.:

1.	American Homes 4 Rent Management Holdings, LLC, and its subsidiaries are:

a.	AH4R Management – AZ, LLC
b.	AH4R Management – CO, LLC
c.	AH4R Management – FL, LLC
d.	AH4R Management – GA, LLC

e.	AH4R Management – ID, LLC
f.	AH4R Management – IL, LLC
g.	AH4R Management – IN, LLC
h.	AH4R Management – KY, LLC

i.	AH4R Management – MS, LLC
j.	AH4R Management – NC, LLC
k.	AH4R Management – NM, LLC
l.	AH4R Management – OH, LLC
m.	AH4R Management – OR, LLC
n.	AH4R Management – SC, LLC
o.	AH4R Management – TN, LLC
p.	AH4R Management – TX, LLC
q.	AH4R Management – UT, LLC
r.	AH4R Management – WA, LLC
s.	AH4R Management – WI, LLC
t.	American Homes 4 Rent Management, LLC

2.	American Homes 4 Rent Properties One, LLC

3.	American Homes 4 Rent Properties Two, LLC

4.	American Homes 4 Rent Properties Three, LLC

5.	American Homes 4 Rent Properties Four, LLC

6.	American Homes 4 Rent Properties Five, LLC

7.	American Homes 4 Rent Properties Six, LLC

8.	American Homes 4 Rent Properties Seven, LLC

9.	American Homes 4 Rent Properties Eight, LLC

10.	American Homes 4 Rent Properties Nine, LLC

11.	American Homes 4 Rent Properties Ten, LLC

12.	American Homes 4 Rent Advisor, LLC

13.	American Homes 4 Rent TRS, LLC, and its subsidiary is:

a.	AMIP TRS, LLC

14.	AH4R Properties, LLC, and its subsidiaries are:

a.	AH4R - AZ, LLC
b.	AH4R - AZ 2, LLC
c.	Ah4R - AZ 3, LLC
d.	AH4R - AZ 4, LLC
e.	AH4R - AZ 7, LLC
f.	AH4R - AZ 11, LLC
g.	SSI - AZ, LLC
h.	AH4R - CO, LLC
i.	AH4R - CO3, LLC

j.	AH4R - FL, LLC
k.	AH4R - FL 2, LLC
l.	AH4R - FL 3, LLC
m.	AH4R FL 4, LLC
n.	AH4R - FL 11, LLC
o.	AH4R - GA, LLC
p.	AH4R - GA 2, LLC
q.	AH4R - GA 3, LLC
r.	AH4R - GA 4, LLC
s.	AH4R - GA 5, LLC
t.	AH4R - GA 11, LLC
u.	AH4R - IL, LLC
v.	AH4R - IL 2, LLC
w.	AH4R - IL 4, LLC
x.	Ah4R - IL 11, LLC
y.	AH4R - IN, LLC
z.	AH4R - IN 11, LLC
aa.	AH4R - NC, LLC
bb.	AH4R - NC 2, LLC
cc.	AH4R - NC 3, LLC
dd.	AH4R - NC 11, LLC
ee.	AH4R - NV, LLC
ff.	AH4R - NV2, LLC
gg.	AH4R - NV 3, LLC
hh.	AH4R - NV 4, LLC
ii.	AH4R - NV 11, LLC
jj.	SSI - NV, LLC
kk.	AH4R - OH, LLC
ll.	AH4R - OH 3, LLC
mm.	AH4R - OH 11, LLC
nn.	AH4R - TN 3, LLC
oo.	AH4R - TN 11, LLC

pp.	AH4R - TX, LLC
qq.	AH4R - TX 2, LLC
rr.	AH4R - TX 3, LLC
ss.	AH4R - TX 11, LLC
tt.	AH4R - UT, LLC
uu.	AH4R - WA, LLC

15.	American Homes 4 Rent I, LLC, and its subsidiaries are:

a.	AH4R I AZ, LLC

b.	AH4R I CA, LLC
c.	AH4R I CO, LLC
d.	AH4R I FL, LLC
e.	AH4R I FL Orlando, LLC
f.	AH4R I GA, LLC
g.	AH4R I IL, LLC
h.	AH4R I IN, LLC
i.	AH4R I NC, LLC
j.	AH4R I NV, LLC
k.	AH4R I OH, LLC
l.	AH4R I OK, LLC
m.	AH4R I TN, LLC
n.	AH4R I TX DFW, LLC
o.	AH4R I TX, LLC
p.	AH4R I UT, LLC
q.	AH4R I WA, LLC

16.	RJ American Homes 4 Rent Investments, LLC, and its subsidiaries are:

a.	RJ American Homes 4 Rent One, LLC
b.	RJ American Homes 4 Rent Two, LLC